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                      PROSPECTUS SUPPLEMENT -- MAY 1, 2010

FUND (PROSPECTUS EFFECTIVE DATE)                                 MATERIAL NUMBER
RiverSource Precious Metals and Mining Fund (May 29, 2009)          S-6142-99 AF

On May 1, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the Columbia Transaction). In connection with the Columbia Transaction, effective May 1, 2010, the Fund's investment manager, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, changed its name to Columbia Management Investment Advisers, LLC. In connection with the Columbia Transaction, the Fund's portfolio manager has been changed. This change results in modification to the investment process used for the Fund. The foregoing changes are reflected in the revised Principal Investment Strategies, and Fund Management and Compensation sections of the Fund's prospectus, as set forth below.

Effective May 1, 2010, the following changes are hereby made to the Fund's prospectus:

The description of the portfolio manager responsible for the Fund's day-to-day portfolio management, as described under the caption "Fund Management and Compensation - Investment Manager" is superseded and replaced as follows:

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:

Michael E. Hoover, Portfolio Manager

-    Managed the Fund since May 2010.

- Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 1989.

The information under the caption "Principal Investment Strategies" is hereby superseded and replaced with the following information:

The Fund is a non-diversified mutual fund that, under normal market conditions, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies in precious metals industries or in mining industries (including precious metals, non-precious metals and special minerals). Companies in precious metals industries include those engaged in exploration, mining, processing or distribution of gold and other precious metals and related minerals. Companies in mining industries include those engaged in the mining or procurement of not only precious metals, but also non-precious metals and minerals. Non-precious metals and minerals include things such as: nickel, copper, zinc, energy, coal, metallurgical coal, natural gas, salt, or other common metals or minerals. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

While the Fund will at all times maintain investments in securities of companies in both precious metals and in mining industries, under normal market conditions, at least 65% of the Fund's net assets will be invested in securities of companies in precious metals related industries, which may include up to 10% in gold, silver, or other precious metals, strategic metals or other metals occurring naturally within such metals and at least 50% of the Fund's net assets will be invested in foreign securities.

In pursuit of the Fund's objective, the investment manager, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) may invest in securities it believes are undervalued, represent growth opportunities, or both. The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund's portfolio. The investment manager considers, among other factors:

- various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, price-to-book value and discounted cash flow. The investment manager believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

- potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

- the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

-    overall economic and market conditions.

The investment manager may sell a security when the security's price reaches a target set by the investment manager; if the investment manager believes that there is deterioration in the issuer's financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

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                                                               S-6142-5 A (5/10)